Acceptances	12 Months Ended
Mar. 31, 2021
Text block [abstract]
Acceptances
23. Acceptances
Acceptances consist of:

	As at March 31,
	2020	2021	2021
	( ₹ in million)	( ₹ in million)	(US dollars in million)
Payable under trade financing arrangements	101,851	80,891	1,106

	101,851	80,891	1,106

Acceptances are interest-bearing liabilities and are normally settled within a period of twelve months. These represent arrangements whereby operational suppliers are paid by financial institutions, with the Group recognising the liability for settlement with the institutions at a later date. These acceptances carry an interest ranging from 0.4% - 3.5% p.a. for facilities availed in foreign currency from offshore branches of Indian banks or foreign banks and 4.25% - 6.65% p.a. for facilities availed in rupee from domestic banks and are secured by a first pari-passu charge over the present and future current assets of the Group.